
CINCINNATI
FINANCIAL CORPORATION
INVESTOR HANDOUT
MARCH 2019

NASDAQ: CINF

This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.

The forward-looking information in this presentation has been publicly disclosed, most recently on February 28, 2019, and should be considered to be effective only as of that date.

Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.

Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at cinfin.com/investors.

STRATEGY OVERVIEW

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Other distinguishing factors:
  - 58 years of shareholder dividend increases
  - Common stocks are approximately 35% of investment portfolio
  - 30 years of favorable reserve development

CUMULATIVE TOTAL RETURN*



Cincinnati Financial Corporation
S&P 500 Index
S&P Composite 1500 Property & Casualty Insurance Index
$103
$114
$115
$122
$115
$126
$161
$129
$147
$164
$157
$176
$175
$150
$170
2014
2015
2016
2017
2018

* $100 invested on December 31, 2013, in CINF stock or indexes shown, including reinvestment of dividends. Periods shown represent each respective fiscal year ending December 31.

LONG-TERM VALUE CREATION

- Targeting average Value Creation Ratio of 10% to 13% over the next five-year period
  - Value creation ratio (VCR) = annual rate of growth in book value plus the percentage of dividends to beginning book value
  - VCR for 2014 through 2018 averaged 10.7%
  - (0.1)% VCR for 2018 despite significant positive contribution from operating results
    - Negative contributions from investment portfolio valuations: 3.8 points for stocks, 3.2 points for bonds

- Three performance drivers:
  - Premium growth above industry average
  - Combined ratio consistently within the range of 95% to 100%
  - Investment contribution
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

INCREASE VALUE FOR SHAREHOLDERS

MEASURED BY VALUE CREATION RATIO



Target for the next five-year period: Annual VCR averaging 10% to 13%
Value Creation Ratio
23%
20%
17%
14%
11%
8%
5%
2%
-1%
-4%
-7%
Total Shareholder Return
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
Investment Income & Other in 2017 includes 7.0% benefit from tax reform
2014
2015
2016
2017
2018
Actual VCR: 12.6% 3.4% 14.5% 22.9% (0.1)%
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total Shareholder Return (TSR)

PERFORMANCE TARGETS & TRENDS

- (0.1)% VCR for 2018 was below target:
  10% to 13% annual average over the next five-year period
  - 6.7% contribution from non-GAAP operating income, negative 7.0% contribution from investment portfolio net gains and losses (0.2% net points contributed from other items)
  - 10.7% five-year VCR average as of 12-31-18
- Related performance drivers at 12-31-18 were in line with long-term targets:
  - 5.3% P&C premiums compound annual growth rate (CAGR), exceeding the industry
  - 95.1% 5-year average combined ratio, near the favorable end of 95% to 100% target range
  - 3.2% investment income CAGR, 8.4% equity portfolio 5-year compound annual total return versus 8.5% for the S&P 500 Index
- Ranked #1 or #2 in ~two-thirds of agencies appointed 5+ years
- Improving through strategic profitability & growth initiatives

STRATEGIES FOR LONG-TERM SUCCESS

- Financial strength for consistent support to agencies
  - Diversified fixed-maturity portfolio, laddered maturity structure
    - No corporate exposure exceeded 0.8% of total bond portfolio at 12-31-18, no municipal exposure exceeded 0.2%
  - 34.6% of investment portfolio in common stocks to grow book value
    - No single security exceeded 4.5% of publicly traded common stock portfolio
  - Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates
  - Low reliance on debt, with 9.5% debt-to-total-capital at 12-31-18
    - Nonconvertible, noncallable debentures due in 2028 and 2034
  - Capacity for growth with premiums-to-surplus at 1.0-to-1
- Operating structure reflects agency-centered model
  - Field focus – staffed for local decision making, agency support
  - Superior claims service and broad insurance product offerings
- Profit improvement and premium growth initiatives

MANAGE INSURANCE PROFITABILITY

- Ongoing underwriting expertise enhancement
  - Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis
  - Data management for better underwriting and more granular pricing decisions
  - Staff specialization and augmentation aimed at lowering loss ratios
- Improving efficiencies and ease of use with technology
  - Streamlining processing for agencies and the company
  - Helps optimize personalized service
- Investing for the future
  - Addressing auto profitability with rate adequacy and risk selection/loss control initiatives
  - Strategic investments with modest short-term effects on expense ratios
    - Headquarters staff additions include high net worth and reinsurance assumed initiatives
    - 30% increase in field staff since the end of 2013, supporting healthy premium growth

DRIVE PREMIUM GROWTH

- New agency appointments bring potential for growth, over time
  - 167 appointed in 2018, including 69 for personal lines only, writing an estimated $6 billion in aggregate of annual property casualty premiums from all carriers they represent
- Expanding marketing and service capabilities
  - Enhanced marketing, products and services for high net worth (HNW) clients of our agencies
    - $310 million in HNW approximate annual premiums at year-end 2018, up from $250 million at year-end 2017
  - Increased opportunities for agencies to cross-serve their clients to meet insurance needs
  - Expansion of reinsurance assumed through Cincinnati Re to further deploy capital, diversify risk
  - MSP acquisition also expected to produce profitable premium growth over time
- 4% growth in 2018 P&C net written premiums
  - Commercial lines up 1%, personal lines up 6%, E&S up 14%, Cincinnati Re up 26%
  - Higher average renewal pricing: personal lines up mid-single-digit percentage rate; commercial lines and E&S up low-single-digit percentage rate
  - Term life insurance earned premiums up 9%

SELECT GROUP OF AGENCIES IN 43 STATES

1,757 agency relationships with 2,344 locations
(as of December 31, 2018)



P&C Market Share:
- 1% and higher
- Less than 1%
- Inactive states
- Headquarters (no branches)

Our Commercial Top Five = 38%
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

Our Personal Top Five = 49%
Ohio, Georgia, Michigan, North Carolina, Indiana

Market Share Top Five
Ohio: 4.5%
Indiana: 2.6%
Kentucky: 2.4%
Montana: 2.4%
Vermont: 2.3%
Based on 2017 data excluding A&H, Flood and Crop

PREMIUM GROWTH POTENTIAL

STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES

- Cincinnati's share of $61 billion total* premiums (including approximately $4 billion E&S) produced by currently appointed agencies is approximately 8%.



Market share per agency reporting location by year appointed
Based on 2017 standard market P&C agency written premiums
(Excludes excess and surplus lines)
0.5%
2.2%
7.6%
14.3%
1 year or less
2-5 years
6-10 years
10 years or more

- New appointments also drive premium growth opportunity
  - Agency relationship net count increased by 49% since the end of 2009
  - Agencies appointed during 2014-18 produce $28 billion total* of standard lines business

* Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance

ACQUISITION OF MSP, BEAUFORT UNDERWRITING AGENCY

EXPANDS MARKET REACH, DEPLOYING MORE CAPITAL, FURTHER DIVERSIFYING EARNINGS

- Supports agency-centered strategy with insurance solutions for accounts requiring specialization through Lloyd's
- Expected to be accretive to earnings in 2019
  - Assuming a combined ratio of 98% or better for MSP business
- £182 million in 2018 annual gross written premiums
  - 2017 net written premiums of $162 million*, with mix of:
    - 62% property (direct & facultative) focused on global medium-to-large commercial risks
    - 31% property (binder) focused on North American commercial property & homeowner
    - 7% aviation, mostly smaller airlines and some general aviation, generally no U.S. risks
- Reduced execution risk as Beaufort management team remains intact
- Modeled Probable Maximum Loss (PML) estimates increase enterprise PML by approximately 17% (additional exposure of $50 million to $60 million for a 1-in-250 year event)

* Assumes an exchange rate of 1.31 U.S. dollars per GBP, and a share of approximately 91% of Syndicate revenues and profit as "Names" currently provide approximately 9% of capital

FOURTH-QUARTER 2018 HIGHLIGHTS

- EPS of $(2.78) per share vs. $3.88 in 4Q17
  - Non-GAAP operating income rose 4% to $159 million
  - $599 million ($3.68 per share) negative effect on EPS from reduction in the fair value of equity securities still held that prior to 2018 would have been reported in other comprehensive income instead of net income
- Investment income rose 3%
  - Dividend income was up 9%, interest income was up 1%
- Property casualty net written premiums grew 4%
  - Higher average renewal pricing: personal lines up high-single-digit percentage rate; commercial and E&S up low-single-digits
- Combined ratio of 93.9%, up 1.0 points from 4Q17
  - 4Q18 increase included 6.1 points of higher catastrophe losses, mostly offset by improved results for several major lines of business

CINCINNATI FINANCIAL AT A GLANCE

- Top 25 U.S. P&C insurer
- A.M. Best rating: A+ Superior
- $5.2 billion 2018 premiums:
  61% Commercial 26% Personal 5% Excess & Surplus
  5% Life 3% Cincinnati Re[SM]
- Agency-centered business model is time-tested
  - Agency relationships strengthened over time by in-person approach
  - Local decision-making operating structure is difficult to replicate
- 58 consecutive years of shareholder dividend increases
  - Only seven U.S. public companies can match this record
  - 5.6% increase in 2018 ordinary dividends paid
  - Yield is attractive, 2.6% in early-March 2019

CINCINNATI
FINANCIAL CORPORATION

Appendix

Income, Dividend & Cash Flow Trends
Reserve Adequacy & Prior Accident Year Development
Pricing Precision, Premium Growth Trends & Business Mix
Investment Portfolio Management & Performance
Reinsurance Ceded Program & Financial Strength Ratings
Valuation Comparison to Peers



INCOME AND SHAREHOLDER DIVIDENDS


Per share basis
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2017 net income included $2.98 benefit from net deferred income tax liability revaluation due to U.S. tax reform
2018 net income included $2.44 net investment loss while 2017 included $0.89 net investment gain
2014
2015
2016
2017
2018
Non-GAAP Operating Income
Net Income
Ordinary dividends declared

STRONG OPERATING CASH FLOW

CONTRIBUTED TO $385M OF FULL-YEAR 2018 NET PURCHASES IN INVESTMENT PORTFOLIO


(In millions)
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
Decrease in 2017 reflects $102M increase in catastrophe losses paid
2014
2015
2016
2017
2018

CASH DIVIDEND PAYOUT RATIO

STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS



120%
100%
80%
60%
40%
20%
0%
73% average payout for 2009 through 2018
(net income basis)
2009
2010
2011*
2012
2013
2014
2015
2016
2017**
2018
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

* 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to record-high catastrophe losses

** 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform

DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

PROPERTY CASUALTY RESERVES

FAVORABLE DEVELOPMENT FOR 30 CONSECUTIVE YEARS

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range



(In millions)
Reserve range at 12-31-18
Low end $5,037
High end $5,481
Carried at 84th percentile
$4,156
$4,379
$4,737
$5,032
$5,408
Calendar year development (Favorable)
($98)
($184)
($168)
($119)
($167)
2014
2015
2016
2017
2018

GREATER PRICING PRECISION

IMPROVING PROFIT MARGINS

Commercial auto 2018 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects

Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models



Average renewal price change
15%
10%
5%
0%
Policy retention
87%
85%
83%
81%
79%
77%
75%
Most adequately priced
Near (+ or -) price adequacy
Least adequately priced
Policy retention

COMMERCIAL CASUALTY RATIOS

LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-18



Lines = Ratio for Paid at Various Measurement Points
Bars = Estimated Ultimate Loss & ALAE Ratio to Earned Premiums
2009
2010
2011
2012
2013
2014
2015
'16@36mo
'17@24mo
'18@12mo
50.6%
49.1%
51.3%
52.0%
47.6%
51.1%
51.1%
53.0%
55.7%
60.5%
IBNR portion for AY18 was "picked" 2.3 points higher than AY17 at 12 months
AY15 paid ratio at 48 months returned to more typical level, reversing upward direction of AY14 at 48 months
Total Loss & ALAE
Paid-developed to date
Paid 48 mo
Paid 36 mo
Paid 24 mo

COMMERCIAL CASUALTY RATIOS

LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-17



Lines = Ratio for Paid at Various Measurement Points
Bars = Estimated Ultimate Loss & ALAE Ratio to Earned Premiums
2008
2009
2010
2011
2012
2013
2014
'15@36 mo
'16@24mo
'17@12mo
48.0%
49.6%
49.5%
51.5%
52.7%
48.2%
50.7%
52.4%
54.7%
56.9%
AY09 at 48 months higher than AY08, but AY10 was lower than AY09
Estimated ultimate "picks" for more recent years currently assume paid will continue to rise
AY14 paid ratio increase of 3.5 points (vs. AY13) at 48 months, but is 0.5 points lower than 31.1 average for AY11 & AY12
Total Loss & ALAE
Paid-developed to date
Paid 48 mo
Paid 36 mo
Paid 24 mo

OUTPERFORMING THE INDUSTRY

FIVE-YEAR AVERAGE COMBINED RATIO 5.7 POINTS BETTER



Statutory combined ratio
Industry data excludes mortgage and financial guaranty
105%
100%
95%
90%
85%
80%
75%
70%
65%
2014
2015
2016
2017
2018
Cincinnati – excl. cat. losses
Est. Industry (A.M. Best) – excl. cat. Losses
Cincinnati – incl. cat. losses
Est. Industry (A.M. Best) – incl. cat. Losses

Cincinnati's historical catastrophe loss annual averages as of 12-31-18: 5-year = 6.2%, 10-year = 6.8%

PREMIUM GROWTH VS. INDUSTRY

5.3% 5-YEAR CAGR EXCEEDED INDUSTRY'S 4.8%



Property casualty net written premium growth
2018 industry increase primarily due to U.S. tax reform as companies changed ceding arrangements with offshore affiliates
8.0%
6.0%
4.0%
2.0%
0.0%
2014
2015
2016
2017
2018
Cincinnati
Estimated industry excluding mortgage and financial guaranty (A.M. Best)

MARKET FOR 75% OF AGENCY'S TYPICAL RISKS

2018 NET EARNED PREMIUMS



Consolidated
$5.170 Billion
E&S Lines 5%
Commercial Lines 61%
Life 5%
Cincinnati Re 3%
Personal Lines 26%
Property Casualty
$4.920 Billion
Excess & Surplus 5%
Cincinnati Re 3%
Homeowner 11%
Personal Auto 12%
Other Commercial 5%
Workers' Compensation 7%
Other Personal 3%
Commercial Auto 14%
Commercial Casualty 21%
Commercial Property 19%

Approximately 20% of commercial premiums = policies with average annual premiums <$10,000 & 25% >$100,000; 84% HO accounts include auto

ADDITIONAL AGENCY STATISTICS

- 27% of 2,344 year-end 2018 reporting locations include:
  - 11% private equity, 9% national brokers, 7% banks
  - Percentages have approximately doubled in five years
- 2018 premium contribution (standard lines market)
  - 15% private equity-owned agencies 7% bank owned
  - 9% national brokers 69% privately owned or regional/cluster agencies
- 3.9% for largest contributor, among the largest are:
  - Acrisure, A.J. Gallagher, Assured Partners, BB&T, Brown & Brown, BroadStreet Partners, HUB, Marsh & McLennan, PayneWest, USI
- 63 locations acquired during 2018, including:
  - 18 by a private equity firm, 18 by a regional or national broker, 10 by a bank, 14 by another Cincinnati agency, 3 by a non-Cincinnati agency

INVESTMENT INCOME

2% GROWTH IN 2018: DIVIDENDS UP 6%, INTEREST FLAT (PRETAX)



(In millions)
$625
$600
$575
$550
$525
$500
$475
$450
$425
2014
2015
2016
2017
2018

	2014	2015	2016	2017	2018
Pretax bond yield: (Bonds at amortized cost)	**4.76%**	**4.70%**	**4.60%**	**4.42%**	**4.25%**

Pretax book yield for bonds acquired in 2018: 4.38%

Pretax book yield as of 12-31-18 for bonds maturing in 2019=5.92%, 2020=4.75%, 2021=4.40%

Portion of bond portfolio maturing: 5.5% in 2019, 5.4% in 2020, 7.1% in 2021, 14.8% in 2022-23

INVESTMENT PORTFOLIO

INVEST FOR INCOME AND APPRECIATION

$16.6 billion fair value at December 31, 2018



(in billions)
Tax-Exempt Fixed Maturities $3.763
Taxable Fixed Maturities $6.926
Common Equities $5.742
Preferred Equities $0.178

Investment leverage: 214% at December 31, 2018
Bond portfolio fair value exceeds insurance reserves liability by 26%

DIVERSIFIED EQUITY PORTFOLIO*

BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL

December 31, 2018

Sector	CFC	S&P 500 Weightings
Information technology	**20.9%**	20.1%
Financial	**15.6**	13.3
Healthcare	**14.9**	15.6
Industrials	**12.5**	9.2
Consumer discretionary	**10.5**	10.0
Energy	**6.7**	5.3
Consumer staples	**5.6**	7.4
Materials	**4.9**	2.7
Telecomm services	**3.5**	10.1
Utilities	**2.7**	3.3
Real estate	**2.2**	3.0

Portfolio Highlights at 12-31-18

- Microsoft is largest holding
  - 4.4% of publicly traded common stock portfolio
  - 1.5% of total investment portfolio
  - Next four largest holdings, totaling 14% of publicly traded common stock portfolio: Apple, JPMorgan Chase, CME Group, and Blackrock
- 6% increase in 2018 dividend income
- Appreciated value from cost totaled $2.6 billion (pretax)
- Annual portfolio returns: (2018 & 2017) (3.3)% & 21.0% [S&P 500: (4.2)% & 21.8%]

* Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP's, one private equity)

BOND PORTFOLIO RISK PROFILE

$10.689 BILLION AT DECEMBER 31, 2018

- Credit risk – A2/A average rating
  - 87.0% are rated investment grade, 2.4% are noninvestment grade, 10.6% are unrated
- Interest rate risk
  - 5.2 years effective duration, 7.6 years weighted average maturity
  - Generally laddered maturity structure
    - 18% of year-end 2018 portfolio matures by the end of 2021, 33% by 2023, 67% by 2028
  - With 34.6% of the investment portfolio invested in common stocks at 12-31-18, we estimated shareholders' equity would decline 5.7% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.8% of total bond portfolio
  - Municipal bond portfolio, well-diversified with approximately 1,450 issuers
    - $3.763 billion with an average rating of Aa2/AA by Moody's and S&P Global

SOLID REINSURANCE CEDED PROGRAM

BALANCES COSTS WITH SHAREHOLDERS' EQUITY PROTECTION

Major Treaties
(Estimated 2019 ceded premiums)

Property catastrophe
($43 million)
- Treaty has one reinstatement provision
- Collateralized catastrophe bond coverage: $80 million for severe convective storms (excl. FL) or $200 million for earthquake (excl. CA) or various combinations (Deductibles: $8M/event, $190M aggregate)

Property per risk & $50 million property excess treaties
($30 million)

Casualty per occurrence
($12 million)

Casualty excess treaties
($3 million for two treaties combined)

Coverage & Retention Summary
(As of January 1, 2019)

For a single event:
- Retain 100% of first $100 million in losses
- Retain 5.0% at $100-600 million
- Max exposure for $600M event = $125 million
  - PML – combined for direct business plus Cincinnati Re
    1-in-100 year event = 2.7%   1-in-250 year = 4.3%
    (% of shareholders' equity at 12-31-18)

For a single loss:
- Retain 100% of first $10 million in losses
- Retain 0% of losses $10-100 million
- Facultative reinsurance for >$100 million

For a single loss:
- Retain 100% of first $10 million in losses
- Retain 0% of losses $10-25 million
- Facultative reinsurance for >$25 million

Workers' comp, extra-contractual & clash coverage:
- $25 million excess of $25 million (first excess treaty)
- $20 million excess of $50 million (second treaty)

Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyds of London

NEW COMPONENT OF CATASTROPHE REINSURANCE

COVERAGE UP TO $50 MILLION IN AGGREGATE, EFFECTIVE JULY 1, 2018

Summary of Coverages

- $50 million in excess of $125 million per occurrence for combinations of business written on a direct basis and by Cincinnati Re
- $25 million in excess of $32 million for catastrophe events affecting only Cincinnati Re, subject to certain deductibles
- $50 million in excess of $10 million coverage for earthquakes, brushfires or wildfires in certain western states

Summary of Structure



Section A
Worldwide
CIC and CRe
$175m
$50m xs $125m
Per Occurrence
$125m
Retention
CIC Maximum Contribution $125m
CRe Maximum Contribution $125m
$50m
Total Shared Limit
Section B
Worldwide
CRe Only
$57m
$25m xs $32m
In the Aggregate
$32m
$32m Aggregate Retention
$4m US / $2m ex-US Franchise Deductible
Section C
WA, OR, NV & CA
EQ/FF/Brushfire/Wildfire
CIC Only
$60m
$50m xs $10m
Per Occurrence
$10m
Retention

Note: There are many combinations of occurrences resulting in coverage up to the $50 million aggregate limit

FINANCIAL STRENGTH RATINGS COMPARISON

	A.M. Best	Fitch	Moody's	S&P
Cincinnati	A+	A+	A1	A+
Auto Owners	A++	-	-	-
Travelers	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	-	A1	A+
Fireman's Fund	A+	-	-	AA
Harleysville	A+	-	A1	A+
Hartford	A+	-	A1	A+
Central Mutual	A	-	-	-
CNA	A	A	A2	A
EMC	A	-	-	-
Frankenmuth	A	-	-	-
General Casualty	A	A+	-	A+
Hanover	A	A	A3	A
Liberty Mutual	A	A-	A2	A
Safeco	A	A-	A2	A
Selective	A	A+	A2	A
United Fire Group	A	-	-	-
West Bend	A	-	-	-
Westfield	A	-	-	-
Zurich	A	-	A2	A
State Auto	A-	-	-	-

Source: S&P Global Market Intelligence as of January 7, 2019. Ratings are under continuous review and subject to change and/or affirmation.

VALUATION COMPARISON TO PEERS



Ratio of closing price on 03-04-19 to latest reported tangible book value
2.8
2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
Markel
Selective
W.R. Berkley
Travelers
Allstate
Median
Hanover
Cincinnati
State Auto
Harford
United Fire